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                       AIM VARIABLE INSURANCE FUNDS, INC.

                         AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                          AIM V.I. GROWTH & INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                               AIM V.I. VALUE FUND


                         Supplement dated April 1, 1999
                      to the Prospectus dated May 1, 1998,
                 as supplemented July 1, 1998, October 2, 1998,
               October 5, 1998, January 4, 1999 and March 17, 1999


The following paragraph replaces in its entirety the third full paragraph on page 21 under the heading "MANAGEMENT - PORTFOLIO MANAGEMENT":

         Brant H. DeMuth and Lanny H. Sachnowitz are primarily responsible for day-to-day management of the GROWTH & INCOME FUND'S portfolio securities. Mr. DeMuth has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1987. Prior to 1996, he was a portfolio manager for the Colorado Public Employee Retirement Association from 1992 to 1996. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1994. He has been an investment professional since 1987 and has been associated with AIM and/or its subsidiaries since 1987.